UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          MAY 10, 2007
                                                 -------------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                       1-12289                13-3542736
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


          2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA                  33316
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           (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code       (954) 523-2200
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

         On May 10, 2007, SEACOR Holdings Inc. issued a press release announcing an amendment to the SEACOR Holdings Inc. 2007 Share Incentive Plan that is being submitted to stockholders for approval at its 2007 Annual Meeting of Stockholders, to be held on May 17, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.        Description
-----------        -----------

99.1               Press Release of SEACOR Holdings Inc., issued May 10, 2007.




























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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SEACOR HOLDINGS INC.

Date: May 10, 2007                   By: /s/ Richard Ryan
                                         -------------------------------------
                                         Name: Richard Ryan
                                         Title: Senior Vice President and
                                                Chief Financial Officer






















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
                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1               Press Release of SEACOR Holdings Inc., issued May 10, 2007.































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